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                                                                     EXHIBIT 4.8

                                                          WEXFORD MANAGEMENT LLC
                                                          411 West Putnam Avenue
                                                              Greenwich CT 06830
                                                                  (203) 862-7000

                                                           Direct Dial: 862-7428
                                                            Direct Fax: 862-7471
                                                     E-Mail: forubin@wexford.com

September 22, 1997

Ross Pirasteh
Chairman of the Board
KTI, Inc.
7000 Boulevard East
Guttenberg, NJ 07093

Dear Ross:

I hereby resign effective immediately from my position as a director of KTI, Inc. and as a member of the KTI Compensation Committee and Audit Committee.

Very Truly Yours,

/s/ Kenneth A. Rubin
--------------------
Kenneth A. Rubin